UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
 (Name and address of agent for service)

(414) 765-6609
(Registrant's telephone number, including area code)

Date of fiscal year end:  September 30, 2016

Date of reporting period:  September 30, 2016

Item 1. Reports to Stockholders.

Poplar Forest Funds

Poplar Forest Partners Fund

Poplar Forest Outliers Fund

Poplar Forest Cornerstone Fund

Each a Series of Advisors Series Trust

www.poplarforestfunds.com

Annual Report
September 30, 2016

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TABLE OF CONTENTS

Performance	1

Sector Allocation of Portfolio Assets	15

Expense Example	17

Investment Highlights	20

Schedules of Investments	24

Statements of Assets and Liabilities	34

Statements of Operations	36

Statements of Changes in Net Assets	37

Financial Highlights	40

Notes to Financial Statements	46

Report of Independent Registered Public Accounting Firm	58

Notice to Shareholders	59

Information about Trustees and Officers	60

Householding	64

Privacy Notice	65

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Performance for each of the classes for the periods as of September 30, 2016 is as follows:

Average Annual Total Returns as of September 30, 2016

				Since
				Inception
Partners Fund	1 Year	3 Years	5 years	12/31/09
Institutional Class Shares	21.35%	9.27%	17.62%	12.49%
Class A Shares; With Load	15.00%	7.15%	16.12%	11.36%
Class A Shares; No Load	21.05%	9.00%	17.32%	12.21%
S&P 500® Index	15.43%	11.16%	16.37%	12.72%
Russell 1000® Value Index	16.20%	9.70%	16.15%	12.15%

Cornerstone Fund				12/31/14
Institutional Class Shares	15.95%	—	—	4.31%
Class A Shares; With Load	9.83%	—	—	1.01%
Class A Shares; No Load	15.62%	—	—	4.03%
40/60 Barclays Aggregate/S&P 500®	11.43%	—	—	4.78%
Consumer Price Index +3%	4.50%	—	—	4.65%

Outliers Fund				12/31/11
Institutional Class Shares	6.68%	3.77%	—	13.37%
Russell Midcap® Index	14.25%	9.70%	—	14.78%

				12/31/14
Class A Shares; With Load	1.09%	—	—	-7.36%
Class A Shares; No Load	6.41%	—	—	-4.59%
Russell Midcap® Index	14.25%	—	—	4.26%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Funds may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-877-522-8860.  Performance for Class A shares with load reflects a maximum 5.00% sales charge.  Class A shares without load do not take into account any sales charges which would reduce performance.

The expense ratio net of fee waiver reflects the contractual fee waiver in effect through at least January 27, 2017.  The Partners Fund expense ratio is 1.26% net and 1.31% gross for the Class A shares and 1.01% net and 1.06% gross for the Institutional Class shares. The Cornerstone Fund expense ratio is 1.17% net, 3.36% gross for the Class A shares and 0.92% net and 3.16% gross for the Institutional Class shares. The Outliers Fund expense ratio is 1.37% net, 4.94% gross for the Class A shares and 1.12% net, 4.69% gross for the Institutional Class shares.

Short-term performance, in particular, is not a good indication of each Fund’s future performance, and an investment should not be made based solely on returns.

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The Outliers Fund Institutional Class performance shown prior to December 31, 2014 is that of the Poplar Forest Outliers Fund, L.P. (the “Predecessor Partnership”) and includes expenses of the Predecessor Partnership.  Simultaneous with the commencement of the Fund’s investment operations on December 31, 2014, the Predecessor Partnership converted into the Institutional Class of the Fund.  The Predecessor Partnership maintained an investment objective and investment policies that were, in all material respects, equivalent to those of the Fund.  The performance returns of the Predecessor Partnership are unaudited and are calculated by the Adviser on a total return basis.  The Predecessor Partnership was not a registered mutual fund and was not subject to the same investment and tax restrictions as the Fund, which, if applicable, may have adversely affected its performance.

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Dear Partner,

In the small town where I grew up, having your own car seemed like a path to freedom and happiness. I suppose that’s why my father refused to allow me to buy one. As he saw it, a car would lead to girls and drinking and he feared my schoolwork would suffer. I did get to drive my mother’s old Pinto station wagon to school and work, but it certainly did not attract girls. There was an upside; my parents promised to buy me a car if I achieved a 3.0 or better in my first year of college.

As we loaded my belongings into my father’s pickup truck at the end of freshman year, I noticed new license plates on the dashboard that read “J DALE” – I was getting a car! The details were withheld until we got home. After we unpacked the truck, Dad took me to the machine shop where my reward was being repainted. That 1973 Chevy Caprice Classic convertible was a thing of beauty – fire engine red with a white top. Admittedly, it was 11 years old and got maybe eight miles to the gallon, but it could also seat 6-7 people comfortably. Needless to say, it was a hit when I rolled into the fraternity parking lot for the start of my second year at school.

My love affair with that car sadly ended when I graduated. I was headed to New York City and having a land yacht in Manhattan just wasn’t practical. Besides, I needed the money. So I sold my beloved red convertible. Four years later, the situation had changed – I was approaching the end of graduate school in Boston and would soon be moving to Los Angeles for a job – I was going to need a car.

There were 12 inches of snow on the ground on that late March day when I headed out to find a used red convertible I could afford. The Chrysler salesman could hardly believe his ears. “Sure’” he said, “you can take the used La Baron for a spin.” It was freezing cold, but I still put the top down for the test drive. The car had been on the lot for months and there weren’t many prospective convertible buyers in late winter in Boston. They were so anxious to sell it that they gave me a great price. What’s more, they let me put the down payment on my credit card, financed the rest, and agreed to make the first two payments. In the intervening 25 years, I’ve owned a succession of red convertibles with “J DALE” plates. Though I’m always sensitive to price, I’ve never gotten as good a deal as I did on that cold winter day.

I wouldn’t call myself a “car guy”, but I love to cruise down the highway on a sunny day with the top down and great tunes playing. I have a hard time imagining myself in one of the driverless vehicles that are getting so much press these days. Automobiles have become ever more sophisticated for decades and I suspect Henry Ford would be amazed at what is packed into today’s new vehicles. I really appreciate my car’s navigation system and rear view camera, but I’m not ready to give up the wheel. While I acknowledge a computer directed vehicle may be safer than one piloted by a distracted driver, isn’t a better solution to eliminate distractions?

Just as new technology has improved the driving experience, innovation has also improved investors’ returns. Index funds have now been around for 40 years and they have certainly saved clients’ money while avoiding the underperformance that can

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come with a poorly managed mutual fund. Index funds have given rise to new investment vehicles like exchange-traded funds  (“ETFs”) which allow investors to buy and sell baskets of stocks at any minute of the trading day. Index funds have also grown more sophisticated with “smart beta” and “factor” based portfolios available to those wanting to slice the market different ways. Most of these new investment choices are lower in cost because they don’t rely on humans for decision making. Just as a computer directed car may be safer than one steered by a distracted driver, computer orchestrated investing may produce better outcomes than poorly managed mutual funds. For many investors, simply getting an “average” return is an improvement; I’ve always strived to do far better than average.

Though it doesn’t work every year, value investing has demonstrated an ability to deliver market-beating results over long periods of time, as you can see above. We believe the current environment offers a particularly compelling opportunity for value stocks. The general premise is simple: statistically cheap stocks reflect low expectations. If the future turns out to be better, which can often happen when expectations are low, then the stock will often move higher. As a contrarian value investor, I’ve watched with interest the development of factor-based ETFs like the iShares Edge MSCI USA Value Factor ETF (“iShares Value ETF”). The iShares Value ETF’s prospectus states that it “seeks to track the investment results of an index composed of U.S. large- and mid-capitalization stocks with value characteristics and relative lower valuations.” The supporting documents summarize the stock selection process as “combining the z-scores of the three valuation descriptors, namely Forward Price to Earnings, Enterprise Value/Operating Cash Flows and Price to Book Value.” BlackRock, the sponsor of the Value ETF, charges 0.15% per year for a fund that seeks to merely track the performance of an index of value stocks.  While “combining z-scores” may sound impressive, I think Poplar Forest’s active investment process may produce index-beating returns after expenses.

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How We Steer Our Portfolios

We have access to the same type of data used in the creation of the MSCI USA Enhanced Value Index, but we don’t just buy a stock because a computer algorithm says to. Computers may be good at identifying statistically cheap stocks, but many of those stocks are cheap for good reasons. For example, as of June 30, 2016, General Motors and Ford Motor accounted for 5.4% of the iShares Value ETF. We acknowledge that those stocks look cheap, as they are trading at around 7x earnings, but we worry that their profits may decline from here, given U.S. auto sales are at all time high levels.

At Poplar Forest, we’re focused on delivering results that can’t be replicated by a computer algorithm. We spend our time investigating companies with the goal of distinguishing the “cheap for good reason” from the real bargains (like a red convertible on a cold winter day). We spend a great deal of our time evaluating businesses that have produced disappointing results – the proverbial car with a wheel in the ditch. Sometimes disappointing results signify a broken axle, but occasionally it’s just a blown tire that can be repaired. The share price of a good company suffering from weak short-term results may not look statistically cheap, but when the business is fixed and results improve, that out-of-favor purchase may end up looking like a real bargain in hindsight.

Recently, for example, we invested in Ralph Lauren, whose stock had declined 50% from its high in late 2014. In prior years, management had wanted the business to grow at what turned out to be a higher than prudent rate and, as a result, they introduced too many new products. An impressive new management team was recently hired to clean up the resulting mess. The new team quickly decided to simplify the product line which resulted in reduced sales this year. Profits declined as revenues fell. This company has enjoyed profit margins of 15% or more for years, but the repositioning of the business has resulted in currently depressed margins of just 10%. As this turnaround takes hold, we expect revenues to start growing again and margins to recover to prior levels. If we are right in our assessment of the company’s outlook, margin expansion alone seems sufficient to drive a mid-teens earnings growth rate over the next three years. Sales growth and the deployment of free cash flow will hopefully add to that growth rate. With a price-to-earnings (“P/E”) ratio roughly in line with the S&P 500® Index (“S&P”), the stock doesn’t look like a traditional “value” stock. In our view, the current valuation is misleading because earnings are depressed. We are excited that the margin recovery potential could allow us to earn a better than 20% annual return on our investment in the coming few years.

While many observers fret because the 500 stocks in the S&P collectively look a little pricey and their profit margins look high, our investment process has continued to identify individual companies, like the one described above, that appear to offer far different prospects than the stock market as a whole. The bottom up, research-intensive investment process we use can’t be replicated by computer. It takes a lot of

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time and effort by our six-person investment team to find, analyze and stay current with our investments, but since we limit ourselves to high conviction portfolios of 25-35 individual stocks, it works. As a practical matter, once we’ve invested in a company, we tend to own it for about four years. With roughly 30 stocks and an average four year holding period, we need just 7-8 great new ideas a year to keep our Funds running on all cylinders. I’m thrilled to work with a great group of patient, talented, and experienced professionals who believe in what we do and who’ve all joined me in investing their own hard-earned money in our Funds.

Judging the success of an investment strategy isn’t as easy as you might believe. The biggest challenge is in distinguishing stock picking skill from general market movements. Sanford Bernstein (“Bernstein”), a Wall Street research and investment firm, recently tried to tackle this challenge in a newly published study entitled “What is Worth Paying For in an Asset Manager.” Their work systematically dissects a fund’s investment results into “factors” and “idiosyncratic alpha.” The “factors” (value, momentum, quality, and low volatility) can be cheaply replicated by a computer directed ETF. The “idiosyncratic” piece can’t be explained by an algorithm – it’s the piece of the puzzle that truly reflects human inputs. That’s what we do at Poplar Forest: we pick stocks based on more than numerical data by employing our own qualitative analysis and judgment.

We asked Bernstein to use their system to evaluate the Poplar Forest Partners Fund.  Unsurprisingly, our historic results were highly correlated with the “value factor” – in other words, we are value investors. Beyond that, Bernstein found that, in their study period of March 2011 through June 2016, the Fund demonstrated statistically significant “idiosyncratic alpha” (excess return relative to a benchmark) of roughly 3.6% per year (before fees) relative to an equal-weighted basket of the four factor ETFs. For over 20 years, I’ve believed that my investment process would produce market beating returns and now Bernstein has produced statistically significant evidence that it has. For more details on their methodology, please see Bernstein’s report: “Fund Management Strategy: Examining Idiosyncratic Returns in the US Market.”

The Road Ahead

Bob Kirby, a former Capital Group colleague and an outstanding money manager, was also a passionate race car driver. He often noted that racing and investing are similar in that, as he put it, “You have to finish to win.”  That mindset has long been a part of my investment process as expressed in self-imposed restrictions to build portfolios with at least 85% dividend-paying and at least 85% investment grade rated companies.  Focusing on sustainable free cash flow and on the price paid relative to the perceived value received are also factors that I believe help ensure we “finish the race.”

At this point in the economic cycle, and with the stock market near all-time high levels, protecting against downside risk is a growing factor in our investment process. As a first step, and as a measure of increased conservativism, we are building a 2018 recession into our base case financial forecasts. We don’t currently see the

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preconditions for a recession, but we want to make sure that we have our eyes open to the potential downside risks in the portfolio in case a recession develops unexpectedly. If the economy continues to grow as we expect, the results generated by the companies we invest in could be even better than forecast. In addition, we recently started a series of internal meetings focused solely on a systematic review of variables that could be early indicators of recession.

Our operating premise is that recessions occur when a sector (or sectors) of the economy is operating at an over safe speed. This was the case with housing in 2005-2007 and technology in 1997-1999.  At this point in time, the auto business seems to be running a little hot, but a slowdown there wouldn’t seem sufficient to bring on a recession. More generally, we expect the economy to largely continue on its current path of moderate growth, slowly rising inflation and rolling corrections within particular industries (like energy and industrials recently) that keep the U.S. economic engine from over-heating. Provided the engine doesn’t get too hot, we are likely a long way from needing a recessionary pit stop.

We’ve also considered an environment in which the economy grows at such a slow speed that interest rates stay “lower for longer.” With financial services companies making up a large part of our portfolios, we sometimes get questions about how we’d fare in such an environment. Given the valuations on our core financial service investments, I think we are being more than adequately compensated for the risk of such an outcome.  These stocks are valued at around 7-8x earnings and 70-80% of book value.  If interest rates remain low, earnings growth will be low, but deployment of free cash flow should allow us to earn a roughly 10% rate of return.  If interest rates move back to historic premiums relative to inflation, as we expect, we believe we’ll enjoy far better returns from these investments – in short, the risk/reward ratio seems skewed in our favor.

While we are spending a little more time looking for recessionary road signs, our focus remains on bottom-up stock selection. We continue to be drawn to prospective investments that hinge on “self-help” factors like those involved in the turnaround of Ralph Lauren that I discussed earlier. At a time when many advisors and investors seem understandably nervous about the market as a whole, we have a decidedly different outlook due to our selectivity; we don’t own 500 stocks, or 150 – we build portfolios of 25-35 stocks that we’ve carefully chosen. Our knowledge of the circumstances of company specific factors makes us enthused about the prospects for our portfolio. We’ve enjoyed strong results through the first nine months of this year, and we hope to generate more strong gains in the years to come.

The total return of an investment can be broken down into two key components: fundamentals and valuation changes. We break fundamentals down into organic sales growth, profitability and deployment of free cash flow. When looking at our portfolio relative to the broad market, we believe improved profitability will be the key driver of our results in coming years. We expect profitability improvements to contribute roughly 7% a year to the weighted average EPS growth of companies in the Partners

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Fund in 2017-2020. On top of that, we assume revenue growth consistent with a slow growing economy and a modest contribution from the deployment of free cash flow. If we are correct in our assessment, the companies in our portfolio could produce double digit annual earnings growth in the next three years. This growth, combined with a reasonable dividend yield and a discounted valuation relative to the broad market, may be a recipe for market-beating results.

We appreciate the patience of our client partners who understand that even great investment processes don’t beat the market every year. So far, 2016 has been a year in which your patience has been rewarded. Of course, we’ve got many miles to go, but in my opinion, the outlook is bright. It’s a beautiful sunny day. The tank is full of gas and Waze (another technological marvel on which I rely) says traffic is light. I’ve got the top down and Tom Petty’s Runnin’ Down a Dream is playing at top volume. There is plenty of room in the car so I hope you’ll settle in and enjoy the ride. I look forward to sharing a long and successful road trip with all of you.

Thank you for your continued confidence in Poplar Forest.

J. Dale Harvey
October 3, 2016

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PARTNERS FUND COMMENTARY

Portfolio Manager: J. Dale Harvey

In recent letters, I’ve shared with readers our belief that we were on the verge of a multi-year period when value strategies, like that followed by Poplar Forest, would produce market-beating returns. So far this fiscal year, that has been the case as evidenced by the Russell 1000® Value Index (the “Value Index”) producing a superior return relative to the S&P 500® Index. While the S&P has produced a gain of 15.43% in the fiscal year ended September 30, 2016, the Value Index generated an even better 16.20% return. In comparison, the Partners Fund Institutional Class delivered a 21.35% return and the Class A delivered a 21.05% return (without load).

These results are all the more satisfying given that financial service companies, our largest sector exposure, were a headwind to our results this year. We continue to feel that the risk/reward tradeoff for this group is highly compelling as the stocks seem to embed expectations for interest rates to stay at a very low level for the foreseeable future. If the U.S. Federal Reserve Board (the “Fed”) continues to hold rates steady, we still believe, given their valuations, the finance stocks we own will produce results at least in line with the market. If, however, the Fed starts to normalize monetary policy by raising rates, these stocks may be big winners.

At the individual stock level, the biggest detractors this fiscal period were: Baker Hughes (energy), Citigroup  (financial), Hewlett Packard Company (technology), MetLife (financial), and WPX Energy (“WPX”) (energy). Early this year, we sold WPX and reinvested the proceeds into Devon Energy (“Devon”) as we believed that Devon offered comparable upside with much less downside relative to WPX. That trade allowed us to capture a tax loss while also improving, in our opinion, the risk/reward ratio of the portfolio.

The top positive contributors to the Fund’s results this period were spread across industries: Hewlett Packard Enterprise (technology), Intersil (technology), Mattel (consumer), Quest Diagnostics (healthcare), and Reliance Steel & Aluminum (materials). As discussed earlier, we are focused on building portfolios of carefully chosen stocks whose future results may be driven more by company specific factors than by macroeconomic variables.

I continue to be excited about the value I see in the portfolio today. We ended the fiscal year with 6% in cash and our research efforts continued to identify what appear to be very attractive new investment opportunities. Given our current cash position, we will continue to be patient with a focus on identifying what we believe are the most compelling risk/reward opportunities in the market. We believe that investing in financially strong companies when they are out of favor, and thus trading at heavily discounted prices, can offer very compelling prospective returns – particularly in the current low yield investment environment.

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CORNERSTONE FUND COMMENTARY

Portfolio Managers: J. Dale Harvey and Derek Derman

We launched the Cornerstone Fund on December 31, 2014 to provide investors with a less volatile version of our flagship Partners Fund. It is our belief that investors can enjoy solid, long-term returns with an approach that balances the volatile growth of equities with the stability of bonds and cash. Our balanced strategy focuses on growing our client partners’ long-term purchasing power while avoiding permanent losses of capital. We believe compounding returns can be a powerful wealth producer. By building on the firm’s flagship strategy, the Cornerstone Fund uses fixed income and cash to lower volatility and emphasize capital preservation. Equities will always be at least half of the Fund’s assets, but a mandate to invest in fixed income allows us to tactically adjust the Fund’s profile based on market conditions and perceived risk.

In the fiscal year ended September 30, 2016, the Cornerstone Fund Institutional Class and Class A (without load) generated a 15.95% and 15.62% return, respectively, well ahead of the Fund’s benchmarks. These results compared positively with the 15.43% S&P 500® Index return and the 5.19% Bloomberg Barclays U.S. Aggregate Bond Index return. A blend of these indices, weighted at 60% equity and 40% bonds and cash, would have produced a total return of 11.43%. The Consumer Price Index +3% benchmark had a return of 4.50% for the fiscal period.  As was the case with the Partners Fund, we are particularly pleased with our results given the headwinds from our investments in financial service companies – a sector that has lagged the broad market this year and our largest industry exposure.

At the individual stock level, the biggest headwinds this fiscal period were Baker Hughes (energy) and four financial service companies: Bank of America, Citigroup, Lincoln National and MetLife, Baker Hughes shares declined when the planned merger with Halliburton was blocked by regulators. With regard to financials, we continue to feel that the risk/reward tradeoff for this group is highly compelling as the stocks seem to embed expectations for interest rates to stay at a very low level for the foreseeable future. If the U.S. Federal Reserve (the “Fed”) continues to hold rates steady, we believe the finance stocks we own may produce results at least in line with the market given their valuations. If, however, the Fed starts to normalize monetary policy by raising rates, these stocks may be big winners.

Our best investments demonstrate our focus on bottom-up stock selection as they come from a diverse collection of industries: Dun & Bradstreet (information services), Hewlett-Packard Enterprise (technology), Mattel (consumer), Reliance Steel & Aluminum (materials), and Zimmer Biomet Holdings (healthcare).

The portfolio’s asset allocation is currently 63% equities, 27% fixed income and 10% cash and equivalents. The bond portfolio continues to hold high-quality low-duration securities with the intention of limiting risk from rising interest rates. Having a healthy balance of cash and equivalents may provide stability in turbulent markets while giving us flexibility to deploy assets as opportunities emerge.

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As we look ahead, we believe our portfolio is well positioned to generate solid, inflation-adjusted returns. The Fund remains focused on high quality companies that are trading at what we believe are discounted valuations while our bond selections continues to emphasize capital preservation.

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Portfolio Manager: Steve Burlingame

The Russell Midcap® Index generated decent gains this fiscal year as the U.S. Federal Reserve (the “Fed”) indicated a slow and measured pace to future interest rate increases and as other central banks, such as in Japan, appear willing to overshoot their stated inflation goals. During the fiscal year ended September 30, 2016, the Fund’s Institutional Class and Class A shares generated a return of 6.68% and 6.41%, respectively, which was lower than the Russell Midcap® Index return of 14.25%. Our goal is not to outperform every year but rather to generate market-beating annualized returns over a full market cycle. Since inception on December 31, 2011, the Fund has generated an annualized return of 13.37% which compares to a 14.78% return for the Russell Midcap® Index.  While the Fund’s recent performance trends are frustrating, I am optimistic about the Fund’s long-term prospects and I remain firmly committed to achieving outperformance over full market cycles.

At the individual stock level, the biggest detractors this period were H&R Block (consumer), CIT Group (financials), Leucadia National (financials), Veeco Instruments (technology), and Strayer Education (“Strayer”) (consumer).  Following inconsistent business results at many of these companies, I concluded higher prospective returns could be earned in other investments. Accordingly, with the exception of Strayer, we have exited our positions in all of these companies.  I believe Strayer is one of the few for-profit education companies with a strong value proposition.  Given that Strayer’s current profit margins are roughly half of what they used to be, there is significant potential for margin improvement as enrollments stabilize and then begin to grow again.

The biggest contributors to the Fund’s performance this period were Zimmer Biomet Holdings (“Zimmer”) (healthcare), Dun & Bradstreet (information services), Reliance Steel & Aluminum (materials), Mattel (consumer), and Quest Diagnostics (“Quest”) (healthcare).  Given heightened concerns over drug price reform in a presidential election year, our largest healthcare investments, such as Zimmer and Quest, have tended to focus on companies that are not reliant on unreasonable price increases to achieve their earnings growth goals. On average, pricing trends for Zimmer’s and Quest’s key products and services have actually been flat to down in recent years. Just about any company can be an attractive investment if the price gets cheap enough. As a contrarian, I believe the current fears over drug price reform may yield some enticing long-term investment opportunities within the healthcare sector.

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The portfolio remains quite different from the Russell Midcap® Index and has no exposure to companies in the utilities, consumer staples, or telecom services sectors and minimal exposure to the real estate sector. Companies in these sectors are often viewed as “safe” investments that have offered dividend yields higher than what is being offered in the bond market and may be thought of as bond-proxies. For long-term investors, price paid and valuation are critical variables in defining the risk of loss for any asset.  In my opinion, many of the companies that are viewed to have safe cash flows and dividend streams are actually quite risky because of their valuation. Conversely, I believe many companies in the healthcare sector offer investors growing streams of non-cyclical earnings that are being valued a discount to the broader market due to concerns about increased regulation. The Fund continues to trade at a significant discount to my estimates of normalized earnings power while offering a healthy balance between cyclical and non-cyclical businesses.

Disclosures

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible. Investing in small and medium-sized companies may involve greater risk than investing in larger, more established companies because they can be subject to greater share price volatility.  The Funds may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.  These risks are usually greater in emerging markets.  The Funds may invest in debt securities which typically decrease in value when interest rates rise.  Asset-backed and mortgage-backed securities include market risk, interest rate risk, credit risk and prepayment risk.  This risk is usually greater for longer-term debt securities.  When a Fund invests in an exchange-traded fund (“ETF”) or mutual fund, it will bear additional expenses based on its pro rata share of the ETF’s or mutual fund’s operating expenses, including the potential duplication of management fees.  The Funds may invest in options, which may be subject to greater fluctuations in value than an investment in the underlying securities.

Fund holdings and sector allocations are subject to change at any time, and should not be considered a recommendation to buy or sell any security.  For a complete list of holdings, please refer to the schedule of investments in this report.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

The S&P 500® Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is not possible to invest directly in an index.

The Russell 1000® Value Index includes 1,000 or fewer of the largest U.S. firms by market capitalization and represents about 90% of the U.S. market; if an issue disappears because of bankruptcy, merger or other corporate action, it is not replaced until the next index reconstitution. The index is reconstituted on a June 30th annual cycle.  The Russell 1000 Value Index measures the performance of the Russell 1000’s value segment, which is defined to include firms whose share prices have lower price/book ratios and lower expected long/term mean earnings growth rates.

The Bloomberg Barclays U.S. Aggregate Bond Index, which used to be called the “Lehman Aggregate Bond Index,” is a broad based index, maintained by Barclays Capital, which took over the index business of the now defunct Lehman Brothers, and is often used to represent investment grade bonds being traded in the United States.

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A blended index (also known as a blended benchmark) is a combination of two or more indices in varying percentages. To take a simple example, if an investor’s assets are allocated to 60% stocks and 40% bonds, the portfolio’s performance might be best measured against a blended benchmark consisting of 60% in a stock index (e.g. S&P 500 index) and 40% in a bond index (e.g. Bloomberg Barclays U.S. Aggregate Bond Index).  The Cornerstone Fund’s blended index is a 60% S&P 500® Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index blend.

The Consumer Price Index (“CPI”) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.  The annual percentage change in the CPI is used as a measure of inflation.

The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap Index represents approximately 31% of the total market capitalization of the Russell 1000 companies.

The MSCI USA Enhanced Value Index captures large and mid-cap representation across the U.S. equity markets exhibiting overall value style characteristics. The index is designed to represent the performance of securities that exhibit higher value characteristics relative to their peers within the corresponding GICS® sector. The value investment style characteristics for index construction are defined using three variables: Price-to-Book Value, Price-to-Forward Earnings and Enterprise Value-to-Cash flow from operations.

It is not possible to invest directly in an index.

Downside risk is the financial risk associated with losses. That is, it is the risk of the actual return being below the expected return, or the uncertainty about the magnitude of that difference.

The economic cycle is the natural fluctuation of the economy between periods of expansion (growth) and contraction (recession). Factors such as gross domestic product (GDP), interest rates, levels of employment and consumer spending can help to determine the current stage of the economic cycle.

An ETF, or exchange-traded fund, is a marketable security that tracks an index, a commodity, bonds, or a basket of assets like an index fund. Unlike mutual funds, an ETF trades like a common stock on a stock exchange. ETFs experience price changes throughout the day as they are bought and sold. An index fund is a type of mutual fund with a portfolio constructed to match or track the components of a market index, such as the Standard & Poor’s 500 Index (S&P 500). Tax features, liquidity and fees may differ between ETF and mutual fund products.

An index fund is a type of mutual fund with a portfolio constructed to match or track the components of a specific index, such as the S&P 500® Index.

Price/Book is the ratio of a firm’s closing stock price and its fiscal year end book value per share.

Price/Earnings (P/E) Ratio is the ratio of a firm’s closing stock price and its earnings per share.

Earnings Per Share is calculated by dividing a company’s net income by its outstanding common shares.  Earnings growth is the percentage increase in earnings per share from one year to the next.  Growth is not a measure of a Fund’s future performance.

Dividend yield is a financial ratio that indicates how much a company pays out in dividends each year relative to its share price. Dividend yield is represented as a percentage and can be calculated by dividing the dollar value of dividends paid in a given year per share of stock held by the dollar value of one share of stock.

Free cash flow is revenue less operating expenses including interest expenses and maintenance capital spending.  It is the discretionary cash that a company has after all expenses and is available for purposes such as dividend payments, investing back into the business or share repurchases.

POPLAR FOREST FUNDS

Forward earnings per share or forward price/earnings is a measure of the price-to-earnings ratio (P/E) using forecasted earnings for the P/E calculation. The forecasted earnings used in the formula can either be for the next 12 months or for the next full-year fiscal period.

Margin is the difference between a product or service’s selling price and its cost of production or to the ratio between a company’s revenues and expenses.

Normalized earnings are adjusted to remove the effects of seasonality, revenue and expenses that are unusual or one-time influences. Normalized earnings help business owners, financial analysts and other stakeholders understand a company’s true earnings from its normal operations.

Smart beta defines a set of investment strategies that emphasize the use of alternative index construction rules to traditional market capitalization based indices. Smart beta emphasizes capturing investment factors or market inefficiencies in a rules-based and transparent way.

Value investing is an investment strategy where stocks are selected that trade for less than their intrinsic values. Value investors actively seek stocks they believe the market has undervalued.

A Z-score is a numerical measurement of a value’s relationship to the mean in a group of values. If a Z-score is 0, it represents the score is identical to the mean score. Z-scores may also be positive or negative, with a positive value indicating the score is above the mean and a negative score indicating it is below the mean. Positive and negative scores also reveal the number of standard deviations the score is either above or below the mean.

Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

Poplar Forest Capital LLC is the adviser to the Poplar Forest Funds which are distributed by Quasar Distributors, LLC.

POPLAR FOREST FUNDS

SECTOR ALLOCATION OF PORTFOLIO ASSETS at September 30, 2016 (Unaudited)

POPLAR FOREST PARTNERS FUND

POPLAR FOREST OUTLIERS FUND

Percentages represent market value as a percentage of total investments.

POPLAR FOREST FUNDS

SECTOR ALLOCATION OF PORTFOLIO ASSETS at September 30, 2016 (Unaudited), Continued

POPLAR FOREST CORNERSTONE FUND

Percentages represent market value as a percentage of total investments.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

POPLAR FOREST FUNDS

EXPENSE EXAMPLE at September 30, 2016 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (4/1/16 – 9/30/16).

Actual Expenses
For each class of each Fund, two lines are presented in the tables below, with the first line providing information about actual account values and actual expenses.  Actual net expenses are limited to 1.25% and 1.00% for Class A shares and Institutional Class shares, respectively, of the Poplar Forest Partners Fund, per the operating expenses limitation agreement.  Actual net expenses are limited to 1.35% and 1.10% for Class A shares and Institutional Class shares, respectively, of the Poplar Forest Outliers Fund, per the operating expenses limitation agreement.  Actual net expenses are limited to 1.15% and 0.90% for Class A shares and Institutional Class shares, respectively, of the Poplar Forest Cornerstone Fund, per the operating expenses limitation agreement.  You will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  The Example below includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees.  You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
For each class of each Fund, the second line provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees.  Therefore, the second line of the tables for each

POPLAR FOREST FUNDS

EXPENSE EXAMPLE at September 30, 2016 (Unaudited), Continued

class of each Fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During Period	Expense
	4/1/16	9/30/16	4/1/16 – 9/30/16	Ratio*

Poplar Forest Partners Fund

Class A Shares
Actual	$1,000.00	$1,114.00	$6.61	1.25%
Hypothetical (5% return
before expenses)	$1,000.00	$1,018.75	$6.31	1.25%

Institutional Class Shares
Actual	$1,000.00	$1,115.20	$5.29	1.00%
Hypothetical (5% return
before expenses)	$1,000.00	$1,020.00	$5.05	1.00%

	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During Period	Expense
	4/1/16	9/30/16	4/1/16 – 9/30/16	Ratio*

Poplar Forest Outliers Fund

Class A Shares
Actual	$1,000.00	$1,048.00	$6.91	1.35%
Hypothetical (5% return
before expenses)	$1,000.00	$1,018.25	$6.81	1.35%

Institutional Class Shares
Actual	$1,000.00	$1,049.30	$5.64	1.10%
Hypothetical (5% return
before expenses)	$1,000.00	$1,019.50	$5.55	1.10%

*
Expenses are equal to the annualized expense ratio of each class, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year) / 366 days to reflect the one-half year expense.

POPLAR FOREST FUNDS

EXPENSE EXAMPLE at September 30, 2016 (Unaudited), Continued

	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During Period	Expense
	4/1/16	9/30/16	4/1/16 – 9/30/16	Ratio*

Poplar Forest Cornerstone Fund

Class A Shares
Actual	$1,000.00	$1,083.80	$5.99	1.15%
Hypothetical (5% return
before expenses)	$1,000.00	$1,019.25	$5.81	1.15%

Institutional Class Shares
Actual	$1,000.00	$1,085.30	$4.69	0.90%
Hypothetical (5% return
before expenses)	$1,000.00	$1,020.50	$4.55	0.90%

*
Expenses are equal to the annualized expense ratio of each class, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year) / 366 days to reflect the one-half year expense.

POPLAR FOREST PARTNERS FUND

Comparison of the change in value of a $1,000,000 investment in the
Poplar Forest Partners Fund – Institutional Class Shares vs the S&P 500® Index
and the Russell 1000® Value Index

			Since
Average Annual Total Return:	1 Year	5 Year	Inception[1]
Poplar Forest Partners Fund – Institutional Class Shares	21.35%	17.62%	12.49%
Poplar Forest Partners Fund –
Class A Shares (with sales load)	15.00%	16.12%	11.36%
Poplar Forest Partners Fund –
Class A Shares (without sales load)	21.05%	17.32%	12.21%
S&P 500® Index	15.43%	16.37%	12.72%
Russell 1000® Value Index	16.20%	16.15%	12.15%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-877-522-8860.

Returns reflect the reinvestment of dividends and capital gain distributions.  Fee waivers are in effect.  In the absence of fee waivers,  returns would be reduced.  Class A shares may be subject to a 5.00% front-end sales load.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares.  This chart does not imply any future performance.  Indices do not incur expenses and are not available for investment.

The S&P 500® Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation.

The Russell 1000® Value Index is an index of approximately 1,000 of the largest companies in the U.S. equity markets, and is a subset of the Russell 3000® Index.

[1]	The Fund commenced operations on December 31, 2009.

POPLAR FOREST OUTLIERS FUND

Comparison of the change in value of a $1,000,000 investment in the Poplar
Forest Outliers Fund – Institutional Class Shares vs the Russell Midcap® Index

		Since
Average Annual Total Return:	1 Year	Inception[1]
Poplar Forest Outliers Fund – Institutional Class Shares	6.68%	-4.35%
Poplar Forest Outliers Fund – Class A Shares (with sales load)	1.09%	-7.36%
Poplar Forest Outliers Fund – Class A Shares (without sales load)	6.41%	-4.59%
Russell Midcap® Index	14.25%	4.26%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-877-522-8860.

Returns reflect the reinvestment of dividends and capital gain distributions.  Fee waivers are in effect.  In the absence of fee waivers,  returns would be reduced.  Class A shares may be subject to a 5.00% front-end sales load.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares.  This chart does not imply any future performance.  Indices do not incur expenses and are not available for investment.

The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe.  The Russell Midcap® Index is a subset of the Russell 1000® Index.  It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership.  The Russell Midcap® Index represents approximately 31% of the total market capitalization of the Russell 1000 companies.

[1]	The Fund commenced operations on December 31, 2014.

POPLAR FOREST CORNERSTONE FUND

Comparison of the change in value of a $1,000,000 investment in the
Poplar Forest Cornerstone Fund – Institutional Class Shares vs.
the S&P 500® Index, the Bloomberg Barclays U.S. Aggregate Bond Index,
the Blended Index and the Consumer Price Index +3%

		Since
Average Annual Total Return:	1 Year	Inception[1]
Poplar Forest Cornerstone Fund – Institutional Class Shares	15.95%	4.31%
Poplar Forest Cornerstone Fund – Class A Shares (with sales load)	9.83%	1.01%
Poplar Forest Cornerstone Fund – Class A Shares (without sales load)	15.62%	4.03%
S&P 500® Index	15.43%	5.23%
Bloomberg Barclays U.S. Aggregate Bond Index	5.19%	3.60%
60% S&P 500® Index/40% U.S. Aggregate Bond Blended Index	11.43%	4.78%
Consumer Price Index +3%	4.51%	4.64%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-877-522-8860.

Returns reflect the reinvestment of dividends and capital gain distributions.  Fee waivers are in effect.  In the absence of fee waivers,  returns would be reduced.  Class A shares may be subject to a 5.00% front-end sales load.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares.  This chart does not imply any future performance.  Indices do not incur expenses and are not available for investment.

The S&P 500® Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation.

POPLAR FOREST CORNERSTONE FUND

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government related and corporate securities.

The blended index is a 60% S&P 500® Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index blend.

Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.  The annual percentage change in a CPI is used as a measure of inflation.  The CPI +3% is a measure defined as an objective in the Fund’s prospectus.

[1]	The Fund commenced operations on December 31, 2014.

POPLAR FOREST PARTNERS FUND

SCHEDULE OF INVESTMENTS at September 30, 2016

Shares	COMMON STOCKS – 94.4%	Value

	Banks – 9.7%
1,725,000	Bank of America Corp.	$26,996,250
540,000	Citigroup, Inc.	25,504,200
120,000	JPMorgan Chase & Co.	7,990,800
		60,491,250

	Construction & Engineering – 3.7%
770,000	AECOM Technology Corp. (b)	22,892,100

	Electronic Equipment,
	Instruments & Components – 3.4%
332,500	TE Connectivity Ltd. (a)	21,406,350

	Energy Equipment & Services – 5.2%
490,000	Baker Hughes, Inc.	24,730,300
165,000	Halliburton Co.	7,405,200
		32,135,500

	Health Care Equipment & Supplies – 5.7%
210,000	St Jude Medical, Inc. (b)	16,749,600
145,000	Zimmer Biomet Holdings, Inc. (b)	18,852,900
		35,602,500

	Health Care Providers & Services – 2.3%
125,000	Aetna Inc.	14,431,250

	Insurance – 14.2%
107,000	Allstate Corp.	7,402,260
440,000	American International Group, Inc.	26,109,600
590,000	Lincoln National Corp.	27,718,200
615,000	MetLife, Inc.	27,324,450
		88,554,510

	IT Services – 2.6%
104,000	International Business Machines Corp.	16,520,400

	Leisure Products – 3.0%
615,000	Mattel, Inc.	18,622,200

	Metals & Mining – 6.8%
1,350,000	Freeport-McMoRan Inc.	14,661,000
385,000	Reliance Steel & Aluminum Co.	27,731,550
		42,392,550

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST PARTNERS FUND

SCHEDULE OF INVESTMENTS at September 30, 2016, Continued

Shares		Value

	Oil, Gas & Consumable Fuels – 8.0%
500,000	Antero Resources Corp. (b)	$13,475,000
240,000	Chevron Corp.	24,700,800
269,900	Devon Energy Corp.	11,905,289
		50,081,089

	Personal Products – 2.2%
2,430,000	Avon Products, Inc.	13,753,800

	Pharmaceuticals – 2.6%
200,000	Eli Lilly & Co.	16,052,000

	Professional Services – 4.6%
210,000	Dun & Bradstreet Corp.	28,690,200

	Semiconductors & Semiconductor Equipment – 2.3%
650,000	Intersil Corp. – Class A	14,254,500

	Software – 3.6%
390,000	Microsoft Corp.	22,464,000

	Technology Hardware, Storage & Peripherals – 4.9%
1,350,000	Hewlett Packard Enterprise Co.	30,712,500

	Textiles, Apparel & Luxury Goods – 5.2%
215,000	Coach, Inc.	7,860,400
245,000	Ralph Lauren Corp.	24,779,300
		32,639,700

	Trading Companies & Distributors – 4.4%
370,000	MSC Industrial Direct Inc. – Class A	27,161,700
	TOTAL COMMON STOCKS
	(Cost $463,831,987)	588,858,099

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST PARTNERS FUND

SCHEDULE OF INVESTMENTS at September 30, 2016, Continued

Shares	SHORT-TERM INVESTMENTS – 6.0%	Value

	Money Market Fund
26,083,942	Morgan Stanley Institutional Liquidity Funds –
	Treasury Portfolio, 0.22% (c)	$26,083,942

Principal
Amount
	U.S. Treasury Bill
$1,900,000	0.11%, 10/20/16 (d)	1,899,890
1,900,000	0.152%, 11/17/16 (d)	1,899,624
1,900,000	0.22%, 12/22/16 (d)	1,899,046
1,900,000	0.25%, 1/19/17 (d)	1,898,546
1,900,000	0.325%, 2/16/17 (d)	1,897,633
2,000,000	0.425%, 3/30/17 (d)	1,995,748
		11,490,487

	TOTAL SHORT-TERM INVESTMENTS
	(Cost $37,571,004)	37,574,429
	Total Investments in Securities
	(Cost $501,402,991) – 100.4%	626,432,528
	Liabilities in Excess of Other Assets – (0.4)%	(2,395,311)
	NET ASSETS – 100.0%	$624,037,217

(a)	U.S. traded security of a foreign issuer.
(b)	Non-income producing security.
(c)	Rate shown is the 7-day annualized yield at September 30, 2016.
(d)	Rate shown is the discount rate at September 30, 2016.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST OUTLIERS FUND

SCHEDULE OF INVESTMENTS at September 30, 2016

Shares	COMMON STOCKS – 87.6%	Value

	Banks – 3.3%
1,300	SVB Financial Group (b)	$143,702

	Building Products – 1.0%
1,100	Armstrong World Industries, Inc. (b)	45,452

	Commercial Services & Supplies – 1.1%
1,050	Clean Harbors, Inc. (b)	50,379

	Communications Equipment – 5.1%
2,950	Motorola Solutions, Inc.	225,026

	Diversified Consumer Services – 5.1%
6,550	H&R Block, Inc.	151,632
1,550	Strayer Education, Inc. (b)	72,354
		223,986

	Electronic Equipment,
	Instruments & Components – 2.2%
3,050	Keysight Technologies, Inc. (b)	96,655

	Energy Equipment & Services – 3.8%
1,400	Baker Hughes, Inc.	70,658
1,750	Dril-Quip, Inc. (b)	97,545
		168,203

	Health Care Equipment & Supplies – 10.6%
2,200	St. Jude Medical, Inc. (b)	175,472
2,250	Zimmer Biomet Holdings, Inc. (b)	292,545
		468,017

	Health Care Providers & Services – 12.0%
2,150	Aetna Inc.	248,217
2,050	AmerisourceBergen Corp.	165,599
650	Humana, Inc.	114,979
		528,795

	Insurance – 5.7%
950	Lincoln National Corp.	44,631
6,600	Progressive Corp.	207,900
		252,531

	Leisure Products – 3.2%
4,700	Mattel, Inc.	142,316

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST OUTLIERS FUND

SCHEDULE OF INVESTMENTS at September 30, 2016, Continued

Shares		Value

	Machinery – 4.9%
6,700	NN, Inc.	$122,275
3,100	SPX FLOW, Inc. (b)	95,852
		218,127

	Metals & Mining – 4.9%
4,500	Freeport-McMoRan Inc.	48,870
2,300	Reliance Steel & Aluminum Co.	165,669
		214,539

	Oil, Gas & Consumable Fuels – 3.2%
449	Devon Energy Corp.	19,805
1,700	EQT Corp.	123,454
		143,259

	Pharmaceuticals – 2.7%
6,600	Horizon Pharma Plc (a) (b)	119,658

	Professional Services – 6.6%
1,300	Dun & Bradstreet Corp.	177,606
1,400	Verisk Analytics, Inc. (b)	113,792
		291,398

	Real Estate Management & Development – 1.3%
493	Howard Hughes Corp. (b)	56,449

	Semiconductors &
	Semiconductor Equipment – 2.0%
5,000	Micron Technology, Inc. (b)	88,900

	Software – 1.9%
1,100	Check Point Software Technologies, Ltd. (a) (b)	85,371

	Specialty Retail – 2.6%
6,700	Party City Holdco, Inc. (b)	114,704

	Technology Hardware,
	Storage & Peripherals – 1.5%
1,168	Western Digital Corp.	68,293

	Textiles, Apparel & Luxury Goods – 2.9%
4,500	Gildan Activewear, Inc. (a)	125,775
	TOTAL COMMON STOCKS
	(Cost $3,746,002)	3,871,535

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST OUTLIERS FUND

SCHEDULE OF INVESTMENTS at September 30, 2016, Continued

Shares	SHORT-TERM INVESTMENTS – 13.9%	Value
173,078	Invesco STIT-Treasury Portfolio,
	Institutional Class, 0.23% (c)	$173,078
441,650	Morgan Stanley Institutional Liquidity Funds –
	Treasury Portfolio, 0.22% (c)	441,650
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $614,728)	614,728
	Total Investments in Securities
	(Cost $4,360,730) – 101.5%	4,486,263
	Liabilities in Excess of Other Assets – (1.5)%	(66,940)
	NET ASSETS – 100.0%	$4,419,323

(a)	U.S. traded security of a foreign issuer.
(b)	Non-income producing security.
(c)	Rate shown is the 7-day annualized yield at September 30, 2016.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST CORNERSTONE FUND

SCHEDULE OF INVESTMENTS at September 30, 2016

Shares	COMMON STOCKS – 62.7%	Value

	Banks – 6.0%
19,700	Bank of America Corp.	$308,305
10,700	Citigroup, Inc.	505,361
5,000	JPMorgan Chase & Co.	332,950
1,900	SVB Financial Group (b)	210,026
		1,356,642

	Beverages – 1.1%
2,300	PepsiCo, Inc.	250,171

	Capital Markets – 0.4%
2,600	Invesco Ltd. (a)	81,302

	Communications Equipment – 1.8%
12,900	Cisco Systems, Inc.	409,188

	Construction & Engineering – 1.4%
10,400	AECOM Technology Corp. (b)	309,192

	Electrical Equipment – 0.9%
3,900	Emerson Electric Co.	212,589

	Electronic Equipment,
	Instruments & Components – 1.5%
5,400	TE Connectivity Ltd. (a)	347,652

	Energy Equipment & Services – 4.3%
10,300	Baker Hughes, Inc.	519,841
10,300	Halliburton Co.	462,264
		982,105

	Health Care Equipment & Supplies – 5.3%
7,300	St. Jude Medical, Inc. (b)	582,248
4,800	Zimmer Biomet Holdings, Inc. (b)	624,096
		1,206,344

	Health Care Providers & Services – 1.2%
3,300	AmerisourceBergen Corp.	266,574

	Hotels, Restaurants & Leisure – 1.4%
5,400	Las Vegas Sands Corp.	310,716

	Household Products – 0.7%
1,900	Procter & Gamble Co.	170,525

	Insurance – 8.0%
9,800	American International Group, Inc.	581,532
13,500	Lincoln National Corp.	634,230
13,400	MetLife, Inc.	595,362
		1,811,124

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST CORNERSTONE FUND

SCHEDULE OF INVESTMENTS at September 30, 2016, Continued

Shares		Value

	IT Services – 2.3%
3,300	International Business Machines Corp.	$524,205

	Leisure Products – 2.1%
15,400	Mattel, Inc.	466,312

	Metals & Mining – 3.4%
28,500	Freeport-McMoRan Inc.	309,510
6,400	Reliance Steel & Aluminum Co.	460,992
		770,502

	Oil, Gas & Consumable Fuels – 4.6%
5,600	Antero Resources Corp. (b)	150,920
4,700	Chevron Corp.	483,724
9,400	Devon Energy Corp.	414,634
		1,049,278

	Pharmaceuticals – 3.6%
3,250	Abbott Laboratories	137,442
4,200	Eli Lilly & Co.	337,092
1,450	Johnson & Johnson	171,289
2,900	Merck & Co, Inc.	180,989
		826,812

	Professional Services – 2.6%
4,300	Dun & Bradstreet Corp.	587,466

	Software – 2.1%
8,300	Microsoft Corp.	478,080

	Technology Hardware,
	Storage & Peripherals – 2.9%
28,500	Hewlett Packard Enterprise Co.	648,375

	Textiles, Apparel & Luxury Goods – 2.6%
8,600	Coach, Inc.	314,416
2,800	Ralph Lauren Corp.	283,192
		597,608

	Trading Companies & Distributors – 2.5%
7,800	MSC Industrial Direct Inc. – Class A	572,598
	TOTAL COMMON STOCKS
	(Cost $12,717,796)	14,235,360

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST CORNERSTONE FUND

SCHEDULE OF INVESTMENTS at September 30, 2016, Continued

Principal
Amount	CORPORATE BONDS – 13.4%	Value

	Depository Credit Intermediation – 4.0%
	Bank of America Corp.
$400,000	2.60%, 1/15/19	$408,032
	JPMorgan Chase Bank NA
475,000	6.00%, 10/1/17	495,459
		903,491

	Health Care Equipment & Supplies – 1.3%
	Becton Dickinson & Co.
300,000	1.80%, 12/15/17	301,455

	Nondepository Credit Intermediation – 1.1%
	General Electric Capital Corp.
250,000	3.35%, 10/17/16	250,196

	Oil, Gas & Consumable Fuels – 4.0%
	Devon Energy Corp.
475,000	4.00%, 7/15/21	496,125
	Marathon Oil Corp.
400,000	5.90%, 3/15/18	418,206
		914,331

	Semiconductors & Semiconductor Equipment – 1.6%
	Altera Corp.
350,000	1.75%, 5/15/17	351,792

	Technology Hardware, Storage & Peripherals – 1.4%
	EMC Corp.
320,000	1.875%, 6/1/18	315,062
	TOTAL CORPORATE BONDS (Cost $2,999,294)	3,036,327

	U.S. GOVERNMENT AGENCIES AND
	INSTRUMENTALITIES – 13.3%

	U.S. Government Agencies
	FHLMC
410,000	0.75%, 4/26/19 (c)	410,012
500,000	1.15%, 9/30/21 (c)	499,868
		909,880

	U.S. Treasury Bond
	U.S. Treasury Bond TIPS
518,943	0.125%, 4/15/20	529,223
521,942	0.125%, 7/15/24	530,006
		1,059,229

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST CORNERSTONE FUND

SCHEDULE OF INVESTMENTS at September 30, 2016, Continued

Principal
Amount/Shares		Value

	U.S. Treasury Note
	U.S. Treasury Note TIPS
$526,299	0.125%, 1/15/22	$537,583

	U.S. Treasury Floating Rate Note
500,000	0.424%, 7/31/18 (e)	500,071
		1,037,654
	TOTAL U.S. GOVERNMENT AGENCIES
	AND INSTRUMENTALITIES
	(Cost $2,989,814)	3,006,763

	SHORT-TERM INVESTMENTS – 12.5%

1,645,750	Morgan Stanley Institutional Liquidity Funds –
	Treasury Portfolio, 0.22% (f)	1,645,750

	U.S. Treasury Bill
$180,000	0.11%, 10/20/16 (d)	179,990
185,000	0.152%, 11/17/16 (d)	184,963
185,000	0.22%, 12/22/16 (d)	184,907
200,000	0.25%, 1/19/17 (d)	199,847
200,000	0.325%, 2/16/17 (d)	199,751
250,000	0.425%, 3/30/17 (d)	249,468
		1,198,926
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $2,844,330)	2,844,676
	Total Investments in Securities
	(Cost $21,551,234) – 101.9%	23,123,126
	Liabilities in Excess of Other Assets – (1.9)%	(425,623)
	NET ASSETS – 100.0%	$22,697,503

FHLMC – Federal Home Loan Mortgage Corporation
TIPS – Treasury Inflation Protected Securities
(a)	U.S. traded security of a foreign issuer.
(b)	Non-income producing security.
(c)	Step-up bond; the interest rate shown is the rate in effect as of September 30, 2016.
(d)	Rate shown is the discount rate at September 30, 2016.
(e)	Variable rate security. Rate shown reflects the rate in effect as of September 30, 2016.
(f)	Rate shown is the 7-day annualized yield at September 30, 2016.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST FUNDS

STATEMENTS OF ASSETS AND LIABILITIES at September 30, 2016

ASSETS
Investments in securities, at value
  (identified cost $501,402,991, $4,360,730, and $21,551,234, respectively)
Receivables
Due from Adviser (Note 4)
Fund shares issued
Dividends and interest
Prepaid expenses
Total assets

LIABILITIES
Payables
Securities purchased
Fund shares redeemed
Due to Adviser
12b-1 fees
Custody fees
Administration and fund accounting fees
Transfer agent fees and expenses
Audit fees
Chief Compliance Officer fee
Accrued expenses
Total liabilities

NET ASSETS

CALCULATION OF NET ASSET VALUE PER SHARE
Class A Shares
Net assets applicable to shares outstanding
Shares issued and outstanding [unlimited number of shares (par value $0.01) authorized]
Net asset value and redemption price per share

Maximum offering price per share (Net asset value per share divided by 95.00%)

Institutional Class Shares
Net assets applicable to shares outstanding
Shares issued and outstanding [unlimited number of shares (par value $0.01) authorized]
Net asset value, offering and redemption price per share

COMPONENTS OF NET ASSETS
Paid-in capital
Accumulated net investment income
Accumulated net realized gain/(loss) from investments
Net unrealized appreciation on investments
Net assets

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST FUNDS

STATEMENTS OF ASSETS AND LIABILITIES at September 30, 2016, Continued

Poplar Forest	Poplar Forest	Poplar Forest
Partners	Outliers	Cornerstone
Fund	Fund	Fund

$626,432,528	$4,486,263	$23,123,126

—	9,063	—
1,558,880	—	70,000
328,679	4,572	42,955
25,397	4,387	10,104
628,345,484	4,504,285	23,246,185

2,983,666	—	500,005
617,436	40,000	2,713
433,371	—	1,159
119,170	270	256
10,623	1,374	1,246
68,819	11,894	12,827
38,938	5,800	6,117
20,984	21,002	21,003
1,500	1,500	1,500
13,760	3,122	1,856
4,308,267	84,962	548,682
$624,037,217	$4,419,323	$22,697,503

$193,598,143	$290,814	$410,222
4,153,736	12,937	16,009
$46.61	$22.48	$25.62
$49.06	$23.66	$26.97

$430,439,074	$4,128,509	$22,287,281
9,189,881	182,833	867,545
$46.84	$22.58	$25.69

$484,820,031	$4,219,720	$19,130,446
4,129,876	1,090	155,521
10,057,773	72,980	1,839,644
125,029,537	125,533	1,571,892
$624,037,217	$4,419,323	$22,697,503

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST FUNDS

STATEMENTS OF OPERATIONS For the Year Ended September 30, 2016

	Poplar Forest	Poplar Forest	Poplar Forest
	Partners	Outliers	Cornerstone
	Fund	Fund	Fund
INVESTMENT INCOME
Income
Dividends (net of withholding tax of
$0, $551, and $80, respectively)	$11,519,839	$50,400	$255,868
Interest	73,275	1,792	66,947
Total income	11,593,114	52,192	322,815
Expenses
Advisory fees (Note 4)	4,972,665	45,599	125,125
12b-1 fees – Class A shares (Note 5)	466,056	943	969
Administration and fund
accounting fees (Note 4)	394,545	69,152	80,564
Transfer agent fees and expenses (Note 4)	242,442	32,340	34,798
Custody fees (Note 4)	58,707	5,365	5,821
Registration fees	54,377	8,308	10,922
Printing and mailing expense	28,385	1,006	588
Audit fees	20,990	21,005	21,005
Trustees fees	15,373	9,380	9,251
Legal fees	11,922	7,294	6,201
Insurance expense	10,347	1,441	1,565
Chief Compliance Officer fee (Note 4)	9,000	9,000	9,000
Miscellaneous	20,379	3,614	3,834
Total expenses	6,305,188	214,447	309,643
Less: Advisory fees waived and
expenses reimbursed by
Adviser (Note 4)	(248,302)	(163,345)	(167,909)
Net expenses	6,056,886	51,102	141,734
Net investment income	5,536,228	1,090	181,081
REALIZED AND UNREALIZED GAIN/(LOSS)
ON INVESTMENTS
Net realized gain/(loss) from investments	17,586,808	(470,365)	(68,273)
Net change in unrealized
appreciation/(depreciation) on investments	84,658,382	661,850	2,301,302
Net realized and unrealized
gain on investments	102,245,190	191,485	2,233,029
Net Increase in Net Assets
Resulting from Operations	$107,781,418	$192,575	$2,414,110

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Poplar Forest Partners Fund
	Year Ended	Year Ended
	September 30, 2016	September 30, 2015
NET INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$5,536,228	$3,996,051
Net realized gain/(loss) from
investments and written options	17,586,808	(2,668,950)
Net change in unrealized appreciation/(depreciation) on:
Investments	84,658,382	(69,378,930)
Written options	—	832,799
Net increase/(decrease) in net assets
resulting from operations	107,781,418	(67,219,030)
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Class A Shares	(1,263,961)	(709,359)
Institutional Class Shares	(3,383,154)	(1,875,717)
From net realized gain on investments
Class A Shares	—	(12,950,343)
Institutional Class Shares	—	(21,066,991)
Total distributions to shareholders	(4,647,115)	(36,602,410)
CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a)	5,789,109	77,540,972
Total increase/(decrease) in net assets	108,923,412	(26,280,468)
NET ASSETS
Beginning of year	515,113,805	541,394,273
End of year	$624,037,217	$515,113,805
Accumulated net investment income	$4,129,877	$3,240,763

(a)	A summary of share transactions is as follows:

	Year Ended		Year Ended
	September 30, 2016		September 30, 2015
Class A Shares	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	880,761	$36,926,077	1,243,402	$55,046,254
Shares issued on reinvestments
of distributions	26,043	1,071,644	292,393	12,306,811
Shares redeemed	(1,530,672)	(63,749,939)	(1,273,439)	(55,953,338)
Net increase/(decrease)	(623,868)	$(25,752,218)	262,356	$11,399,727

	Year Ended		Year Ended
	September 30, 2016		September 30, 2015
Institutional Class Shares	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	2,620,965	$110,123,227	2,824,553	$124,280,912
Shares issued on reinvestments
of distributions	46,827	1,932,539	297,407	12,556,533
Shares redeemed	(1,946,727)	(80,514,439)	(1,623,833)	(70,696,200)
Net increase	721,065	$31,541,327	1,498,127	$66,141,245

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST FUNDS

STATEMENTS OF CHANGES IN NET ASSETS, Continued

	Poplar Forest Outliers Fund
	Year Ended	Period Ended
	September 30, 2016	September 30, 2015*
NET INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income/(loss)	$1,090	$(8,560)
Net realized loss from investments	(470,365)	(99,339)
Net change in unrealized depreciation on investments	661,850	(536,317)
Net increase/(decrease) in net assets
resulting from operations	192,575	(644,216)
DISTRIBUTIONS TO SHAREHOLDERS
From net realized gain on investments
Class A Shares	(6,801)	—
Institutional Class Shares	(100,607)	—
Total distributions to shareholders	(107,408)	—
CAPITAL SHARE TRANSACTIONS
Net increase/(decrease) in net assets derived from
net change in outstanding shares (a)	(168,611)	5,146,983
Total increase in net assets	(83,444)	4,502,767
NET ASSETS
Beginning of period	4,502,767	—
End of period	$4,419,323	$4,502,767
Accumulated net investment income	$1,090	$—

(a)	A summary of share transactions is as follows:

	Year Ended		Period Ended
	September 30, 2016		September 30, 2015*
Class A Shares	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	47,992	$1,035,151	13,422	$333,647
Shares issued on reinvestments
of distributions	308	6,592	—	—
Shares redeemed	(48,393)	(956,374)	(392)	(9,743)
Net increase/(decrease)	(93)	$85,369	13,030	$323,904

	Year Ended		Period Ended
	September 30, 2016		September 30, 2015*
Institutional Class Shares	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	25,529	$560,922	77,899	$1,910,712
Shares issued on reinvestments
of distributions	4,666	100,141	—	—
Shares issued in connection
with transfer in-kind	—	—	141,189	3,529,726
Shares redeemed	(42,038)	(915,043)	(24,412)	(617,359)
Net increase/(decrease)	(11,843)	$(253,980)	194,676	$4,823,079

*	Commenced operations on December 31, 2014.

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST FUNDS

STATEMENTS OF CHANGES IN NET ASSETS, Continued

	Poplar Forest Cornerstone Fund
	Year Ended	Period Ended
	September 30, 2016	September 30, 2015*
NET INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$181,081	$63,083
Net realized loss from investments	(68,273)	(78,985)
Net change in unrealized
appreciation/(depreciation) on investments	2,301,302	(729,410)
Net increase/(decrease) in net assets
resulting from operations	2,414,110	(745,312)
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Class A Shares	(2,204)	—
Institutional Class Shares	(86,439)	—
From net realized gain on investments
Class A Shares	(14,256)	—
Institutional Class Shares	(423,165)	—
Total distributions to shareholders	(526,064)	—
CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a)	10,916,936	10,637,833
Total increase in net assets	12,804,982	9,892,521
NET ASSETS
Beginning of period	9,892,521	—
End of period	$22,697,503	$9,892,521
Accumulated net investment income	$155,521	$63,083

(a)	A summary of share transactions is as follows:

	Year Ended		Period Ended
	September 30, 2016		September 30, 2015*
Class A Shares	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	356	$8,992	18,281	$456,257
Shares issued on reinvestments
of distributions	698	16,041	—	—
Shares redeemed	(756)	(19,106)	(2,570)	(63,612)
Net increase	298	$5,927	15,711	$392,645

	Year Ended		Period Ended
	September 30, 2016		September 30, 2015*
Institutional Class Shares	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	459,845	$10,957,062	229,199	$5,712,512
Shares issued on reinvestments
of distributions	21,301	489,492	—	—
Shares issued in connection
with transfer in-kind	—	—	184,742	4,618,542
Shares redeemed	(24,118)	(535,545)	(3,424)	(85,866)
Net increase	457,028	$10,911,009	410,517	$10,245,188

*	Commenced operations on December 31, 2014.

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST PARTNERS FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each year

Class A Shares

	Year Ended September 30,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$38.76	$47.01	$40.68	$29.86	$24.27
Income from investment operations:
Net investment income^	0.35	0.24	0.19	0.36	0.31
Net realized and unrealized gain/(loss)
on investments and written options	7.77	(5.52)	8.17	10.91	5.51
Total from investment operations	8.12	(5.28)	8.36	11.27	5.82
Less distributions:
From net investment income	(0.27)	(0.15)	(0.29)	(0.33)	(0.23)
From net realized gain on investments	—	(2.82)	(1.74)	(0.12)	(0.00)#
Total distributions	(0.27)	(2.97)	(2.03)	(0.45)	(0.23)
Net asset value, end of year	$46.61	$38.76	$47.01	$40.68	$29.86

Total return	21.05%	-11.73%	21.22%	38.24%	24.14%

Ratios/supplemental data:
Net assets, end of year (thousands)	$193,598	$185,183	$212,245	$105,366	$58,954
Ratio of expenses to average net assets:
Before fee waiver	1.29%	1.30%	1.39%	1.50%	1.58%
After fee waiver	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of net investment income
to average net assets:
Before fee waiver	0.78%	0.48%	0.28%	0.75%	0.77%
After fee waiver	0.82%	0.53%	0.42%	1.00%	1.10%
Portfolio turnover rate	29.63%	30.38%	23.10%	27.82%	29.19%

^	Based on average shares outstanding.
#	Less than $0.01.

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST PARTNERS FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each year

Institutional Class Shares

	Year Ended September 30,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$38.96	$47.22	$40.84	$29.96	$24.34
Income from investment operations:
Net investment income^	0.45	0.35	0.30	0.44	0.38
Net realized and unrealized gain/(loss)
on investments and written options	7.81	(5.54)	8.19	10.96	5.52
Total from investment operations	8.26	(5.19)	8.49	11.40	5.90
Less distributions:
From net investment income	(0.38)	(0.25)	(0.37)	(0.40)	(0.28)
From net realized gain on investments	—	(2.82)	(1.74)	(0.12)	(0.00)#
Total distributions	(0.38)	(3.07)	(2.11)	(0.52)	(0.28)
Net asset value, end of year	$46.84	$38.96	$47.22	$40.84	$29.96

Total return	21.35%	-11.50%	21.50%	38.62%	24.45%

Ratios/supplemental data:
Net assets, end of year (thousands)	$430,439	$329,930	$329,149	$197,416	$123,911
Ratio of expenses to average net assets:
Before fee waiver	1.04%	1.05%	1.14%	1.25%	1.33%
After fee waiver	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income
to average net assets:
Before fee waiver	1.03%	0.74%	0.52%	0.98%	1.02%
After fee waiver	1.07%	0.79%	0.66%	1.23%	1.35%
Portfolio turnover rate	29.63%	30.38%	23.10%	27.82%	29.19%

^	Based on average shares outstanding.
#	Less than $0.01.

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST OUTLIERS FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Class A Shares

		December 31, 2014*
	Year Ended	through
	September 30, 2016	September 30, 2015
Net asset value, beginning of period	$21.64	$25.00
Income from investment operations:
Net investment income/(loss)^	0.00 #	(0.10)
Net realized and unrealized
gain/(loss) on investments	1.36	(3.26)
Total from investment operations	1.36	(3.36)
Less distributions:
From net realized gain on investments	(0.52)	—
Total distributions	(0.52)	—
Net asset value, end of period	$22.48	$21.64

Total return	6.41%	-13.44	%+

Ratios/supplemental data:
Net assets, end of period (thousands)	$291	$282
Ratio of expenses to average net assets:
Before fee waiver and expense reimbursement	4.82%	4.92	%++
After fee waiver and expense reimbursement	1.35%	1.35	%++
Ratio of net investment income/(loss)
to average net assets:
Before fee waiver and expense reimbursement	(3.46%)	(4.14	%)++
After fee waiver and expense reimbursement	0.01%	(0.57	%)++
Portfolio turnover rate	57.17%	21.63	%+

*	Commencement of operations.
^	Based on average shares outstanding.
+	Not annualized.
++	Annualized.
#	Less than $0.01.

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST OUTLIERS FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Institutional Class Shares

		December 31, 2014*
	Year Ended	through
	September 30, 2016	September 30, 2015
Net asset value, beginning of period	$21.68	$25.00
Income from investment operations:
Net investment income/(loss)^	0.01	(0.04)
Net realized and unrealized
gain/(loss) on investments	1.41	(3.28)
Total from investment operations	1.42	(3.32)
Less distributions:
From net realized gain on investments	(0.52)	—
Total distributions	(0.52)	—
Net asset value, end of period	$22.58	$21.68

Total return	6.68%	-13.28	%+

Ratios/supplemental data:
Net assets, end of period (thousands)	$4,129	$4,221
Ratio of expenses to average net assets:
Before fee waiver and expense reimbursement	4.69%	4.67	%++
After fee waiver and expense reimbursement	1.10%	1.10	%++
Ratio of net investment income/(loss)
to average net assets:
Before fee waiver and expense reimbursement	(3.56%)	(3.80	%)++
After fee waiver and expense reimbursement	0.03%	(0.23	%)++
Portfolio turnover rate	57.17%	21.63	%+

*	Commencement of operations.
^	Based on average shares outstanding.
+	Not annualized.
++	Annualized.

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST CORNERSTONE FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Class A Shares

		December 31, 2014*
	Year Ended	through
	September 30, 2016	September 30, 2015
Net asset value, beginning of period	$23.17	$25.00
Income from investment operations:
Net investment income^	0.22	0.17
Net realized and unrealized
gain/(loss) on investments	3.28	(2.00)
Total from investment operations	3.50	(1.83)
Less distributions:
From net investment income	(0.14)	—
From net realized gain on investments	(0.91)	—
Total distributions	(1.05)	—
Net asset value, end of period	$25.62	$23.17

Total return	15.62%	-7.32	%+

Ratios/supplemental data:
Net assets, end of period (thousands)	$410	$364
Ratio of expenses to average net assets:
Before fee waiver and expense reimbursement	2.29%	3.34	%++
After fee waiver and expense reimbursement	1.15%	1.15	%++
Ratio of net investment income/(loss)
to average net assets:
Before fee waiver and expense reimbursement	(0.23%)	(1.27	%)++
After fee waiver and expense reimbursement	0.91%	0.92	%++
Portfolio turnover rate	24.54%	32.60	%+

*	Commencement of operations.
^	Based on average shares outstanding.
+	Not annualized.
++	Annualized.

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST CORNERSTONE FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Institutional Class Shares

		December 31, 2014*
	Year Ended	through
	September 30, 2016	September 30, 2015
Net asset value, beginning of period	$23.21	$25.00
Income from investment operations:
Net investment income^	0.28	0.21
Net realized and unrealized
gain/(loss) on investments	3.29	(2.00)
Total from investment operations	3.57	(1.79)
Less distributions:
From net investment income	(0.18)	—
From net realized gain on investments	(0.91)	—
Total distributions	(1.09)	—
Net asset value, end of period	$25.69	$23.21

Total return	15.95%	-7.16	%+

Ratios/supplemental data:
Net assets, end of period (thousands)	$22,287	$9,529
Ratio of expenses to average net assets:
Before fee waiver and expense reimbursement	1.97%	3.14	%++
After fee waiver and expense reimbursement	0.90%	0.90	%++
Ratio of net investment income/(loss)
to average net assets:
Before fee waiver and expense reimbursement	0.09%	(1.09	%)++
After fee waiver and expense reimbursement	1.16%	1.15	%++
Portfolio turnover rate	24.54%	32.60	%+

*	Commencement of operations.
^	Based on average shares outstanding.
+	Not annualized.
++	Annualized.

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2016

NOTE 1 –	ORGANIZATION

The Poplar Forest Partners Fund (the “Partners Fund”), the Poplar Forest Outliers Fund (“Outliers Fund”) and the Poplar Forest Cornerstone Fund (“Cornerstone Fund”) (each, a “Fund” and collectively, the “Funds “) are diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company.  Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.”

The investment objective of the Partners Fund and the Outliers Fund is to seek long-term growth of capital.  The investment objective of the Cornerstone Fund is to seek to achieve current income and long-term growth of capital.  Each Fund currently offers Class A shares and Institutional Class shares.  Class A shares are subject to a maximum front-end sales load of 5.00%, which decreases depending on the amount invested.  The Partner Fund’s Class A shares and Institutional Class shares commenced operations on December 31, 2009.

The Outlier Fund’s and the Cornerstone Fund’s Class A shares and Institutional Class shares commenced operations on December 31, 2014.  The initial purchase into each Fund included a transfer in-kind of securities and cash.  The transfers in-kind were nontaxable.  The Outliers Fund and the Cornerstone Fund issued 141,189 and 184,742 shares, respectively, on December 31, 2014.  The fair value and cost of securities received by the Outliers Fund was $3,238,689 and $2,497,054, respectively.  The fair value and cost of securities received by the Cornerstone Fund was $3,036,606 and $612,283, respectively.  In addition, the Outliers Fund received $291,037 of cash and the Cornerstone Fund received $1,591,937 of cash and dividends receivable.  For financial reporting purposes, assets received and shares issued by each Fund were recorded at fair value.

NOTE 2 –	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.
Federal Income Taxes:  It is the Funds’ policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2016, Continued

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Partner Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years of 2013-2015, or expected to be taken in the Fund’s 2016 tax returns.  Management has also analyzed the Outliers Fund’s and the Cornerstone Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax year 2015, or expected to be taken in the Funds’ 2016 tax returns.  The Funds identify their major tax jurisdictions as U.S. Federal and the state of Wisconsin; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Security Transactions, Income and Distributions: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are calculated on the basis of specific cost.  Interest income is recorded on an accrual basis.  Discounts and premiums on securities purchased are accreted or amortized using the effective interest method.  Dividend income, income and capital gain distributions from underlying funds, and distributions to shareholders are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of each Fund based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

Each Fund is charged for those expenses that are directly attributable to the Fund, such as investment advisory, custody and transfer agent fees.  Expenses that are not attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.  Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

The Funds distribute substantially all net investment income, if any, and net realized gains, if any, annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.

The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2016, Continued

accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

D.
Derivatives: The Funds have adopted the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification. The Funds are required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

The Funds may utilize options for hedging purposes as well as direct investment. Some options strategies, including buying puts, tend to hedge the Funds’ investments against price fluctuations. Other strategies, such as writing puts and calls and buying calls, tend to increase market exposure. Options contracts may be combined with each other in order to adjust the risk and return characteristics of a Fund’s overall strategy in a manner deemed appropriate to the adviser and consistent with the Fund’s investment objective and policies. When a call or put option is written, an amount equal to the premium received is recorded as a liability. The liability is marked-to-market daily to reflect the current fair value of the written option. When a written option expires, a gain is realized in the amount of the premium originally received. If a closing purchase contract is entered into, a gain or loss is realized in the amount of the original premium less the cost of the closing transaction. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. If a written option is exercised, the amount of the premium originally received reduces the cost of the security which is purchased upon the exercise of the option.

With options, there is minimal counterparty credit risk to the Funds since the options are covered or secured, which means that the Funds will own the underlying security or, to the extent it does not hold the security, will maintain liquid assets consisting of cash, short-term securities, or equity or debt securities equal to the market value of the security underlying the option, marked to market daily.

Options purchased are recorded as investments and marked-to-market daily to reflect the current fair value of the option contract. If an option purchased expires, a loss is realized in the amount of the cost of the option contract. If a closing transaction is entered into, a gain or loss is realized to the extent that the proceeds from the sale are greater or less than the cost of the option. If a purchase put option is exercised, a gain or loss is realized from the sale

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2016, Continued

of the underlying security by adjusting the proceeds from such sale by the amount of the premium originally paid. If a purchased call option is exercised, the cost of the security purchased upon exercise is increased by the premium originally paid.

During the year ended September 30, 2016, the Funds did not hold written options.

E.
Reclassification of Capital Accounts:  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

For the year ended September 30, 2016, the Funds made the following permanent tax adjustments on the statements of assets and liabilities:

	Undistributed	Accumulated Net
	Net Investment	Realized
	Income/(Loss)	Gain/(Loss)	Paid-in Capital
Partners Fund	$—	$—	$—
Outliers Fund	—	544,109	(544,109)
Cornerstone Fund	—	1,907,921	(1,907,921)

F.
Use of Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

G.
Events Subsequent to the Fiscal Year End:  In preparing the financial statements as of September 30, 2016, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.  Refer to Note 9 for additional disclosure.

NOTE 3 –	SECURITIES VALUATION

The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2016, Continued

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing each Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis.

Each Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

Equity Securities: The Funds’ investments are carried at fair value. Equity securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter (“OTC”) securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  Investments in open-end mutual funds are valued at their net asset value per share.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Debt Securities: Debt securities are valued at the mean of the bid and asked prices furnished by an independent pricing service using valuation methods that are designed to represent fair value. These valuation methods can include matrix pricing and other analytical pricing models, market transactions, and dealer-supplied valuations. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. Most debt securities are categorized in level 2 of the fair value hierarchy.

Options: Exchange-traded options are valued at the composite price, using the National Best Bid and Offer quotes. Specifically, composite pricing looks at the last

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2016, Continued

trades on the exchanges where the options are traded. If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and the lowest ask price across the exchanges where the option is traded.  Options that are valued based on quoted prices from the exchange are categorized in level 1 of the fair value hierarchy.  Options that are valued at the mean of the highest bid price and lowest asked price are categorized in level 2.

Short-Term Securities:  Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The Board of Trustees has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from U.S. Bancorp Fund Services, LLC, the Funds’ administrator.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board of Trustees.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board of Trustees.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Funds’ securities as of September 30, 2016:

Partners Fund

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Consumer Discretionary	$51,261,900	$—	$—	$51,261,900
Consumer Staples	13,753,800	—	—	13,753,800
Energy	82,216,589	—	—	82,216,589
Financials	149,045,760	—	—	149,045,760
Health Care	66,085,750	—	—	66,085,750
Industrials	78,744,000	—	—	78,744,000
Information Technology	105,357,750	—	—	105,357,750
Materials	42,392,550	—	—	42,392,550
Total Common Stocks	588,858,099	—	—	588,858,099
Short-Term Investments	26,083,942	11,490,487	—	37,574,429
Total Assets	$614,942,041	$11,490,487	$—	$626,432,528

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2016, Continued

Outliers Fund

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Consumer Discretionary	$606,782	$—	$—	$606,782
Energy	311,462	—	—	311,462
Financials	396,233	—	—	396,233
Health Care	1,116,470	—	—	1,116,470
Industrials	605,356	—	—	605,356
Information Technology	564,244	—	—	564,244
Materials	214,539	—	—	214,539
Real Estate	56,449	—	—	56,449
Total Common Stocks	3,871,535	—	—	3,871,535
Short-Term Investments	614,728	—.	—	614,728
Total Assets	$4,486,263	$—	$—	$4,486,263

Cornerstone Fund
	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Consumer Discretionary	$1,374,636	$—	$—	$1,374,636
Consumer Staples	420,696	—	—	420,696
Energy	2,031,383	—	—	2,031,383
Financials	3,249,068	—	—	3,249,068
Health Care	2,299,730	—	—	2,299,730
Industrials	1,681,845	—	—	1,681,845
Information Technology	2,407,500	—	—	2,407,500
Materials	770,502	—	—	770,502
Total Common Stocks	14,235,360	—	—	14,235,360
Fixed Income
Corporate Bonds	—	3,036,327	—	3,036,327
U.S. Government Agencies
and Instrumentalities	—	3,006,763	—	3,006,763
Total Fixed Income	—	6,043,090	—	6,043,090
Short-Term Investments	1,645,750	1,198,926	—	2,844,676
Total Assets	$15,881,110	$7,242,016	$—	$23,123,126

Refer to the Funds’ schedules of investments for a detailed break-out of securities by industry classification.  Transfers between levels are recognized at September 30, 2016, the end of the reporting period.  The Funds recognized no transfers to/from level 1 or level 2. There were no level 3 securities held in the Funds during the year ended September 30, 2016.

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2016, Continued

In May 2015, FASB issued Accounting Standards Update (“ASU”) No. 2015-07 “Disclosure for Investments in Certain Entities that Calculate Net Asset Value (“NAV”) per Share (or its equivalent).”  The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the NAV practical expedient.  The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient.  The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years.  Management is currently evaluating the impact these changes will have on the Funds’ financial statements and related disclosures.

NOTE 4 –	INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the year ended September 30, 2016, Poplar Forest Capital, LLC (the “Adviser”) provided the Funds with investment management services under an investment advisory agreement. The Adviser furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Funds. As compensation for its services, each Fund pays the Adviser a monthly management fee.  For the Partners Fund, the fees are calculated at an annual rate of 1.00% of average daily net assets for the first $250 million of assets, 0.80% of the Fund’s average daily net assets for the next $750 million of assets, and 0.60% of the Fund’s average daily net assets in excess of $1 billion.  For the Outliers Fund, the fees are calculated at an annual rate of 1.00% of average daily net assets for the first $250 million of assets, 0.90% of the Fund’s average daily net assets for the next $750 million of assets, and 0.80% of the Fund’s average daily net assets in excess of $1 billion.  For the Cornerstone Fund, the fees are calculated at an annual rate of 0.80% of average daily net assets for the first $250 million of assets, 0.70% of the Fund’s average daily net assets for the next $750 million of assets, and 0.60% of the Fund’s average daily net assets in excess of $1 billion.  For the year ended September 30, 2016, the Partners Fund, the Outliers Fund and the Cornerstone Fund incurred $4,972,665, $45,599 and $125,125, respectively, in advisory fees.

The Funds are responsible for their own operating expenses.  The Adviser has agreed to reduce fees payable to it by the Funds and to pay Fund operating expenses to the extent necessary to limit each Fund’s aggregate annual operating expenses as a percent of average daily net assets as follows:

	Class A	Institutional Class
Partners Fund	1.25%	1.00%
Outliers Fund	1.35%	1.10%
Cornerstone Fund	1.15%	0.90%

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2016, Continued

Any such reduction made by the Adviser in its fees or payment of expenses which are a Fund’s obligation are subject to reimbursement by the Fund to the Adviser, if so requested by the Adviser, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Adviser is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Funds’ payment of current ordinary operating expenses.  For the year ended September 30, 2016, the Adviser reduced its fees in the amount of $248,302, $163,345 and $167,909 in the Partners Fund, the Outliers Fund and the Cornerstone Fund, respectively.  No amounts were reimbursed to the Adviser.  The expense limitation will remain in effect through at least January 27, 2017, and may be terminated only by the Trust’s Board of Trustees.  Cumulative expenses subject to recapture pursuant to the aforementioned conditions and the year of expiration are as follows:

	2017	2018	2019	Total
Partners Fund	$573,464	$294,913	$248,302	$1,116,679
Outliers Fund	—	122,482	163,345	285,827
Cornerstone Fund	—	123,515	167,909	291,424

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Funds’ Administrator under an administration agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Transfer Agent”) also serves as the fund accountant and transfer agent to the Funds.  U.S. Bank N.A., an affiliate of USBFS, serves as the Funds’ custodian.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. The Distributor is an affiliate of the Administrator.

Certain officers of the Funds are also employees of the Administrator.  The Trust’s Chief Compliance Officer is also an employee of USBFS.  A Trustee of the Trust is affiliated with USBFS and U.S. Bank N.A.  This same Trustee is an interested person of the Distributor.

For the year ended September 30, 2016, the Funds incurred the following expense for administration, fund accounting, transfer agency, custody, and Chief Compliance Officer fees:

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2016, Continued

	Partners	Outliers	Cornerstone
	Fund	Fund	Fund
Administration and Fund Accounting	$394,545	$69,152	$80,564
Transfer Agency (excludes out-of-pocket
expenses and sub-ta fees)	164,810	30,651	31,211
Custody	58,707	5,365	5,821
Chief Compliance Officer	9,000	9,000	9,000

At September 30, 2016, the Funds had payables due to USBFS for administration, fund accounting, transfer agency, and Chief Compliance Officer fees and to U.S. Bank, N.A. for custody fees in the following amounts:

	Partners	Outliers	Cornerstone
	Fund	Fund	Fund
Administration	$68,819	$11,894	$12,827
Transfer Agency (excludes out-of-pocket
expenses and sub-ta fees)	24,622	5,152	5,410
Custody	10,623	1,374	1,246
Chief Compliance Officer	1,500	1,500	1,500

NOTE 5 –	DISTRIBUTION AGREEMENT AND PLAN

The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”).  The Plan permits the Funds to pay the Distributor for distribution and related expenses at an annual rate of up to 0.25% of the average daily net assets of each Fund’s Class A shares.  The expenses covered by the Plan may include the cost in connection with the promotion and distribution of shares and the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, and the printing and mailing of sales literature.  Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  For the year ended September 30, 2016, the Class A shares of the Partners Fund, the Outliers Fund and the Cornerstone Fund paid the Distributor $466,056, $943 and $969, respectively.

NOTE 6 –	PURCHASES AND SALES OF SECURITIES

For the year ended September 30, 2016, the cost of purchases, including the securities received in the transfer in-kind, and the proceeds from sales of securities, excluding short-term securities, were as follows.

	Purchases		Sales
		Non-		Non-
	Government	Government	Government	Government
Partners Fund	—	$161,953,134	—	$178,599,412
Outliers Fund	—	2,200,710	—	2,282,315
Cornerstone Fund	$2,951,222	9,817,936	$885,000	2,511,161

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2016, Continued

During the year ended September 30, 2016, the Partners Fund sold four bonds to the Cornerstone Fund in the amount of $512,627.  The sale transactions in the Partners Fund and the purchase transactions in the Cornerstone Fund complied with Rule 17a-7 under the 1940 Act and the 17a-7 procedures adopted by the Trust.

NOTE 7 –	LINE OF CREDIT

The Partners Fund has a line of credit in the amount of $35,000,000.  This line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with the Funds’ custodian, U.S. Bank N.A.  During the year ended September 30, 2016, the Partners Fund drew upon its line of credit. The Partners Fund had an average daily outstanding balance of $35,631, a weighted average interest rate of 3.50%, paid interest expense of $1,268 and had a maximum amount outstanding of $1,888,000. At September 30, 2016, the Partners Fund had no outstanding loan amounts.

NOTE 8 –	INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid by the Funds during the year ended September 30, 2016 and the period ended September 30, 2015 was as follows:

	Year Ended	Year Ended
	September 30, 2016	September 30, 2015
Partners Fund
Ordinary income	$4,647,115	$4,484,561
Long-term capital gains	—	32,117,848

	Year Ended	Period Ended
	September 30, 2016	September 30, 2015
Outliers Fund
Ordinary income	$—	$—
Long-term capital gains	107,408	—

	Year Ended	Period Ended
	September 30, 2016	September 30, 2015
Cornerstone Fund
Ordinary income	$88,643	$—
Long-term capital gains	437,421	—

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2016, Continued

As of September 30, 2016, the components of capital on a tax basis were as follows:

	Partners	Outliers	Cornerstone
	Fund	Fund	Fund
Cost of Investments (a)	$501,703,671	$4,028,046	$20,372,279
Gross unrealized appreciation	135,462,369	961,225	4,299,315
Gross unrealized depreciation	(10,733,512)	(503,008)	(1,548,468)
Net unrealized appreciation	124,728,857	458,217	2,750,847
Undistributed ordinary income	4,129,876	1,090	174,294
Undistributed long-term capital gains	10,358,453	—	641,916
Total distributable earnings	14,488,329	1,090	816,210
Other accumulated gains/(losses)	—	(259,704)	—
Total accumulated earnings/(losses)	$139,217,186	$199,603	$3,567,057

(a)
The difference between book-basis and tax-basis net unrealized appreciation is attributable primarily to the tax deferral of losses on wash sale adjustments and tax adjustments related to a transfer in-kind.

At September 30, 2016, the Outliers Fund had a long-term and short-term capital loss carryforward of $51,528 and $208,176, respectively which can be carried forward indefinitely.

NOTE 9 –	SUBSEQUENT EVENT (Unaudited)

Based on a recommendation by the Adviser, the Board of Trustees of the Trust have approved closing Class A of the Outliers Fund and converting Class A shares to Institutional Class shares.  Class A shares are no longer available for purchase.  The conversion of Class A shares to Institutional Class shares will occur at the close of business on December 9, 2016.

POPLAR FOREST FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees Advisors Series Trust and Shareholders of:
Poplar Forest Partners Fund
Poplar Forest Outliers Fund
Poplar Forest Cornerstone Fund

We have audited the accompanying statements of assets and liabilities of the Poplar Forest Partners Fund, the Poplar Forest Outliers Fund, and the Poplar Forest Cornerstone Fund, each a series of Advisors Series Trust (the “Trust”), including the schedules of investments, as of September 30, 2016, and with respect to the Poplar Forest Partners Fund, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, with respect to the Poplar Forest Outliers Fund and Poplar Cornerstone Fund, the related statements of operations, the statements of changes in net assets, and the financial highlights for the year then ended and for the period ended December 31, 2014 (commencement of operations) to September 30, 2015. These financial statements and financial highlights are the responsibility of the Trust’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Poplar Forest Partners Fund, the Poplar Forest Outliers Fund, and the Poplar Forest Cornerstone Fund as of September 30, 2016, and the results of their operations, the changes in their net assets, and their financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
November 29, 2016

POPLAR FOREST FUNDS

NOTICE TO SHAREHOLDERS at September 30, 2016 (Unaudited)

For the year ended September 30, 2016, the Partners Fund and the Cornerstone Fund designated $4,647,115 and $88,643, respectively, as ordinary income for purposes of the dividends paid deduction.  For the year ended September 30, 2016, the Outliers Fund and the Cornerstone Fund designated $107,408 and $437,421, respectively, as long-term capital gains for purposes of the dividends paid deduction.

Certain dividends paid by the Partners Fund, the Outliers Fund, and the Cornerstone Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. For the year ended September 30, 2016, the percentage of dividends declared from net investment income designated as qualified dividend income was 100%, 0%, and 100%, respectively.

For corporate shareholders in the Partners Fund, the Outliers Fund and the Cornerstone Fund, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended September 30, 2016 was 100%, 0%, and 100%, respectively.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for each of the Funds was 0%.

How to Obtain a Copy of the Funds’ Proxy Voting Policies

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-877-522-8860 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Funds’ Proxy Voting Records for the 12-Month Period Ended June 30

Information regarding how the Funds’ voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-877-522-8860.  Furthermore, you can obtain the Funds’ proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov.  The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Funds’ Form N-Q is also available, upon request, by calling 1-877-522-8860.

POPLAR FOREST FUNDS

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Funds.  Officers elected by the Trustees manage the day-to-day operations of the Funds and execute policies formulated by the Trustees.

		Term of		Number of	Other
		Office and	Principal	Portfolios in	Directorships
	Position	Length	Occupation	Fund Complex	Held
Name, Address	Held with	of Time	During Past	Overseen by	During Past
and Age	the Trust	Served	Five Years	Trustee(2)	Five Years(3)

Independent Trustees(1)

Gail S. Duree	Trustee	Indefinite	Director, Alpha	3	Trustee,
(age 70)		term; since	Gamma Delta Housing		Advisors
615 E. Michigan Street		March	Corporation (collegiate		Series Trust
Milwaukee, WI 53202		2014.	housing management)		(for series not
			(2012 to present);		affiliated with
			Trustee and Chair (2000		the Funds);
			to 2012), New Covenant		Independent
			Mutual Funds (1999 to		Trustee from
			2012); Director and Board		1999 to 2012,
			Member, Alpha Gamma		New Covenant
			Delta Foundation		Mutual Funds
			(philanthropic organization)		(an open-end
			(2005 to 2011).		investment
company with
4 portfolios).

George J. Rebhan	Trustee	Indefinite	Retired; formerly	3	Trustee,
(age 82)		term; since	President, Hotchkis and		Advisors
615 E. Michigan Street		May 2002.	Wiley Funds (mutual funds)		Series Trust
Milwaukee, WI 53202			(1985 to 1993).		(for series not
affiliated with
the Funds);
Independent
Trustee from
1999 to 2009,
E*TRADE
Funds.

George T. Wofford	Trustee	Indefinite	Retired; formerly	3	Trustee,
(age 76)		term; since	Senior Vice President,		Advisors
615 E. Michigan Street		February	Federal Home Loan		Series Trust
Milwaukee, WI 53202		1997.	Bank of San Francisco.		(for series not
affiliated with
the Funds).

POPLAR FOREST FUNDS

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

		Term of		Number of	Other
		Office and	Principal	Portfolios in	Directorships
	Position	Length	Occupation	Fund Complex	Held
Name, Address	Held with	of Time	During Past	Overseen by	During Past
and Age	the Trust	Served	Five Years	Trustee(2)	Five Years(3)

Raymond B. Woolson	Trustee	Indefinite	President, Apogee	3	Trustee,
(age 57)		term*;	Group, Inc. (financial		Advisors
615 E. Michigan Street		since	consulting firm)		Series Trust
Milwaukee, WI 53202		January	(1998 to present).		(for series not
		2016.			affiliated with
the Funds);
Independent
Trustee,
Doubleline
Funds Trust
(an open-end
investment
company with
13 portfolios),
Doubleline
Equity Trust,
Doubleline
Opportunistic
Credit Fund
and Doubleline
Income
Solutions
Fund, from
2010 to
present.

Interested Trustee

Joe D. Redwine(4)	Interested	Indefinite	President, CEO,	3	Trustee,
(age 69)	Trustee	term; since	U.S. Bancorp Fund		Advisors
615 E. Michigan Street		September	Services, LLC (May		Series Trust
Milwaukee, WI 53202		2008.	1991 to present).		(for series not
affiliated with
the Funds).

POPLAR FOREST FUNDS

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Term of
Office and
	Position	Length
Name, Address	Held with	of Time	Principal Occupation
and Age	the Trust	Served	During Past Five Years

Officers

Joe D. Redwine	Chairman	Indefinite	President, CEO, U.S. Bancorp Fund Services, LLC
(age 69)	and Chief	term; since	(May 1991 to present).
615 E. Michigan Street	Executive	September
Milwaukee, WI 53202	Officer	2007.

Douglas G. Hess	President	Indefinite	Senior Vice President, Compliance and
(age 49)	and	term; since	Administration, U.S. Bancorp Fund Services, LLC
615 E. Michigan Street	Principal	June 2003.	(March 1997 to present).
Milwaukee, WI 53202	Executive
Officer

Cheryl L. King	Treasurer	Indefinite	Vice President, Compliance and Administration,
(age 55)	and	term; since	U.S. Bancorp Fund Services, LLC (October 1998
615 E. Michigan Street	Principal	December	to present).
Milwaukee, WI 53202	Financial	2007.
Officer

Kevin J. Hayden	Assistant	Indefinite	Assistant Vice President, Compliance and
(age 45)	Treasurer	term; since	Administration, U.S. Bancorp Fund Services, LLC
615 E. Michigan Street		September	(June 2005 to present).
Milwaukee, WI 53202		2013.

Albert Sosa	Assistant	Indefinite	Assistant Vice President, Compliance and
(age 45)	Treasurer	term; since	Administration, U.S. Bancorp Fund Services, LLC
615 E. Michigan Street		September	(June 2004 to present).
Milwaukee, WI 53202		2013.

Michael L. Ceccato	Vice	Indefinite	Senior Vice President, U.S. Bancorp Fund Services,
(age 59)	President,	term; since	LLC (February 2008 to present).
615 E. Michigan Street	Chief	September
Milwaukee, WI 53202	Compliance	2009.
Officer and
AML Officer

Jeanine M. Bajczyk, Esq.	Secretary	Indefinite	Senior Vice President and Counsel, U.S. Bancorp
(age 51)		term; since	Fund Services, LLC (May 2006 to present).
615 E. Michigan Street		September
Milwaukee, WI 53202		2015.

POPLAR FOREST FUNDS

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Term of
Office and
	Position	Length
Name, Address	Held with	of Time	Principal Occupation
and Age	the Trust	Served	During Past Five Years

Emily R. Enslow, Esq.	Assistant	Indefinite	Assistant Vice President, U.S. Bancorp Fund
(age 29)	Secretary	term; since	Services, LLC (July 2013 to present); Proxy Voting
615 E. Michigan Street		September	Coordinator and Class Action Administrator,
Milwaukee, WI 53202		2015.	Artisan Partners Limited Partnership (September
2012 to July 2013); Legal Internship, Artisan
Partners Limited Partnership (February 2012 to
September 2012); J.D. Graduate, Marquette
University Law School (2009 to 2012).

*
Under the Trust’s Agreement and Declaration of Trust, a Trustee serves during the continued lifetime of the Trust until he/she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the election and qualification of his/her successor.  In addition, the Trustees have designated a mandatory retirement age of 75, such that each Trustee first elected or appointed to the Board after December 1, 2015, serving as such on the date he or she reaches the age of 75, shall submit his or her resignation not later than the last day of the calendar year in which his or her 75th birthday occurs.

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of September 30, 2016, the Trust was comprised of 48 active portfolios managed by unaffiliated investment advisors.  The term “Fund Complex” applies only to the Funds.  The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

(3)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

(4)
Mr. Redwine is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Redwine is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

The Statement of Additional Information includes additional information about the Funds’ Trustees and Officers and is available, without charge, upon request by calling 1-877-522-8860.

POPLAR FOREST FUNDS

HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-877-522-8860 to request individual copies of these documents.  Once the Funds receive notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

POPLAR FOREST FUNDS

PRIVACY NOTICE

The Funds collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and/or
•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Investment Adviser
Poplar Forest Capital, LLC
70 South Lake Avenue, Suite 930
Pasadena, CA  91101

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI  53202

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202
(877) 522-8860

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, WI  53212

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA  19103

Legal Counsel
Schiff Hardin LLP
666 Fifth Avenue, Suite 1700
New York, NY  10103

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.  For a current prospectus, please call 1-877-522-8860.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Gail S. Duree is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/2016	FYE 9/30/2015
Audit Fees	$52,800	$43,000
Audit-Related Fees	N/A	N/A
Tax Fees	$10,200	$9,900
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 9/30/2016	FYE 9/30/2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 9/30/2016	FYE 9/30/2015
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)* /s/ Douglas G. Hess__
  Douglas G. Hess, President

Date  12/5/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Douglas G. Hess
  Douglas G. Hess, President

Date  12/5/16

By (Signature and Title)* /s/ Cheryl L. King
  Cheryl L. King, Treasurer

Date  12/5/16

* Print the name and title of each signing officer under his or her signature.